UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 7, 2019
Date of Report (Date of earliest event reported)

Ecology and Environment Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 1-9065

New York	16-0971022
(State or other jurisdiction of	(IRS Employer Identification
incorporation or organization)	Number)

368 Pleasant View Drive
Lancaster, New York	14086
(Address of principal executive offices)	(Zip code)

(716) 684-8060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 245 under the Securities Act (17 CFT 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

Ecology and Environment Inc. (Nasdaq: EEI) (“E & E” or the “Company”) received a letter from The Nasdaq Stock Market ("Nasdaq") granting E & E’s request for an exception to Nasdaq Listing Rule 5250(c)(1) (the “Rule”) in order to allow the Company to regain compliance with the Rule. Under the terms of the exception, the Company must file its outstanding annual and quarterly reports with the Securities and Exchange Commission (the “SEC”), as well as any future delinquent quarterly SEC reports, as required by the Rule on or before May 13, 2019.

Pursuant to Nasdaq’s rules, E & E’s common stock will remain listed on Nasdaq pending E & E’s compliance with the above conditions. The Company is working towards becoming current with its SEC reports prior to May 13, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECOLOGY AND ENVIRONMENT INC.

By	/s/Peter F. Sorci
Peter F. Sorci
Acting Chief Financial Officer

Dated:  February 7, 2019